Exhibit 10.1
Amendment #10
to Purchase Agreement
This Amendment No. 10 (“the Amendment”) to the Purchase Agreement (the “Agreement”) dated January 25, 2000 by and among Brocade Communications Systems, Inc., a corporation organized under the laws of the State of Delaware, U.S.A., and having its principal place of business at 1745 Technology Drive, San Jose, California 95110 (“Brocade-US”), and Brocade Communications Switzerland SarL., a corporation organized under the laws of Geneva, and having its principal place of business at 29-31 Route de l’Aeroport, Case Postale 105 CH-1215 Geneva 15, Switzerland (“Brocade-Switzerland”), (collectively “SUPPLIER”) and EMC Corporation, (“EMC”), a Massachusetts corporation, is made this 30th day of March 2005 by and between SUPPLIER and EMC and commences on the date accepted and executed by SUPPLIER (“Effective Date”). [**].
WHEREAS, the parties wish to amend the Agreement to 1) amend Section 7.8 of the Agreement [**] to add fulfillment model changes to accommodate inclusion of the EMC Cork factory in the [**].
NOW THEREFORE, in consideration of the above and the other respective promises of the parties set forth herein, the parties agree as follows:
A. [**].
1. Background. SUPPLIER and EMC have established certain standard [**] and [**] in Amendment [**] to the Agreement (collectively, the [**]); and have added to and established certain alternative procedures for [**], and [**] based on the EMC so-called [**], in Amendment 5. SUPPLIER and EMC now wish to add elements to the [**] to define certain conditions relating to establishment of the process at EMC’s Cork, Ireland facility.
2. Section 7.8. Section 7.8 is hereby amended as follows:
For Section 7.8: SUPPLIER is defined as Brocade Communications Systems, Inc. or their logistics provider, acting as their agent.
7.8	[**]. The [**] and [**] (the [**]) established herein shall be [**] the [**]. The parties agree to discuss the appropriateness of [**] the [**] at quarterly business reviews. EMC may order Products [**] a SUPPLIER [**] subject to issuance of [**] and [**]; in which case the procedures set forth [**] shall apply. Notwithstanding anything herein to the contrary, EMC may continue to [**] pursuant to the [**], provided that a [**], (or less if agreed to by the parties), advance [**] in writing is provided to the SUPPLIER.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(a)	A [**] shall be a [**] Products in a [**] as defined by EMC’s [**] EMC may [**] the [**] by the [**] solely as required to [**] EMC’s remaining [**] demand. Such [**] will be made via [**] communicated to Supplier. An example for reference purposes only is provided in Exhibit [**]. The [**] uses the following [**] to [**]:

[**]

[**] for product shipping to EMC, Franklin, MA or Apex NC, is made up of Brocade process [**]. Brocade process [**] is defined as the [**] from [**] Brocade [**] the [**] the [**] product is [**] to be [**] by the [**]. [**] is the [**] from [**] to [**] at [**]

For product shipping to EMC, Cork, Ireland, [**] is made up of Brocade process [**]. Brocade process [**] is defined as [**]. [**] is defined as the [**] from [**] to[**] at the [**].

[**] which is EMC’s [**] quantity divided by [**].

[**], a pre-determined number that [**] may [**] to [**].[**] Currently [**]. EMC agrees that this [**] will not [**] without the SUPPLIER’s mutual consent.

[**] is determined by [**] size and [**].

Products to be stocked in:

[**] products that are [**] to EMC for [**] in one of the [**] for the purpose of [**] EMC’s requirements for Products. A [**] shall mean the [**] locations identified in Exhibit [**]. The parties may mutually agree to amend Exhibit [**]. to add or remove [**] from time to time.

(b)	Upon execution of this Amendment, EMC will establish a [**] and SUPPLIER will [**] as detailed in EMC’s [**] to the [**] within [**] of receipt of EMC’s written [**] to do so. EMC will maintain a minimum of [**] of purchase order coverage. EMC will also issue a [**] which will include EMC’s [**] that will match EMC’s [**]. SUPPLIER will fill in its [**] and return the [**] to EMC within [**]. SUPPLIER will make [**] available to [**] its supply [**] within the [**] detailed in Paragraph [**]below regardless of the [**] through this [**]. Supplier will be [**] on making [**] available per EMC’s [**] and actual [**]. EMC will communicate [**] to its [**] via the [**] and update its [**] to [**] the [**] of changes to the [**]. Supplier will respond to [**] within a maximum of [**]. Supplier will provide [**] updates via the [**] between 8pm ET Friday and 12:00 noon ET each [**] that will include any changes to Supplier’s [**] and [**] from the previous [**]. SUPPLIER will promptly communicate any [**] in [**] via the [**]. [**] is [**] to the following which shall [**] the [**] terms set forth in Section [**] of the Agreement, when the parties are utilizing the [**]:

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•	[**] of [**] for Products located in [**] and [**] in process that do not [**] the [**], which Products [**] is [**] to [**] to [**] using commercially reasonable efforts. EMC’s [**] such Products shall be [**] using the [**] in effect as of the [**] such Products were [**] the [**]. [**] will use commercially reasonable efforts to [**] Products and [**] be [**] a [**] if SUPPLIER is [**].

•	[**] of EMC [**] detailed in Exhibit P that is [**] the [**] and within [**] of EMC’s purchase order [**].

•	[**] beyond [**] of EMC’s [**] order [**].

•	In the event that EMC’s [**] the total amount of [**] in the [**], then the [**] in will be stated in sheet [**] of the [**]. EMC will be [**] for the [**] Products detailed in [**] of the [**], per terms [**].

(c)	EMC may [**] only complete [**] from a [**] and shall thereby [**] of the applicable [**] to support its [**]. EMC is not required to take [**] of [**] has a customer [**] such Products. These terms [**] the [**] terms set forth in Section [**] of the Agreement, when the parties are utilizing the [**]. EMC shall [**] from the [**] on a [**] basis. EMC shall notify SUPPLIER within [**] after EMC [**] a complete [**] from a [**] (each such occurrence a [**]), and such notice shall be deemed a [**] for [**]. EMC notification will be sent to Brocade by 12:00 noon Eastern Time every day as needed. The parties agree that [**] notifications will be sent two times per day during the [**] days of the SUPPLIER’s [**], one by 12:00 noon Eastern time and one by 5 pm Eastern time. If EMC [**] material from the [**] during the [**] of SUPPLIER’s [**], notification will be sent per the previously defined [**] end notification schedule above. SUPPLIER shall apply the [**] against the then-open [**]. SUPPLIER will [**] Products per [**] and [**] within the following [**]:
•	[**] will be [**] and [**] within [**] business days if product is [**] type [**] from [**] or [**] business days if product is [**] type [**] from [**], and [**] business days for [**] from [**], from receipt of EMC’s [**] and [**], if within EMC’s [**].

•	[**] will be [**] per SUPPLIER’s [**] via the [**], from receipt of EMC’s [**] if such [**] are in excess of EMC’s [**]. If EMC’s [**] SUPPLIER’s current [**] commitment, the [**] will be [**] per the [**] overall [**].

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•	An example of a [**] which will be E-mailed to SUPPLIER is provided in Exhibit [**]. SUPPLIER will respond via E-mail with confirmation of receipt, and [**], if within SUPPLIER’s [**] via the [**], within [**] normal business [**] of receipt of EMC’s [**]. SUPPLIER will [**] the applicable [**] for [**] the applicable [**].
(d)	SUPPLIER shall [**] to be placed in a SUPPLIER [**], via [**] point of [**] where [**] is defined in section [**], including [**], provided that EMC has [**] the [**] and [**] in advance. Notwithstanding the foregoing, in the event of [**], SUPPLIER may [**] the [**] at its [**].

(e)	In Franklin and Apex, EMC shall provide the [**] for the [**]. For Cork, the [**] will be provided by [**]. All Products in the [**] shall be and [**] the [**] of [**] as they are [**] to EMC, as defined below. In Franklin and Apex, EMC will [**] each [**] in EMC’s facilities in a manner such that the [**] shall be segregated by a clear and durable physical delineation, separating the [**] from the other parts of the EMC location and from EMC’s other products, supplies, inventory, and equipment, and EMC shall conspicuously mark the area of each [**] to indicate [**]. EMC shall have [**] of [**] or [**] the [**]. EMC will exercise the same degree of care to keep and maintain the [**] as [**] uses with respect to [**]. EMC will implement and maintain [**] to prevent any loss, theft, damage, or destruction of the [**]. For Cork, SUPPLIER will store each [**] in a [**] in a manner such that the [**] shall be segregated by a clear and durable physical delineation, separating the [**] from other parts of the warehouse, and SUPPLIER shall conspicuously mark the area of each [**] to indicate [**] [**]. EMC shall have [**] of [**] or [**] the [**]. SUPPLIER will exercise the same degree of care to keep and maintain the [**] as [**]. SUPPLIER will implement and maintain [**] to prevent any loss, theft, damage, or destruction of the [**].

(f)	Products contained in a [**] shall be deemed to be [**] EMC for purposes of this Amendment when the Products are [**]. Upon [**], EMC shall be deemed to be in receipt of the Products for purposes of Section [**] of the Agreement, and the [**] shall equal the [**] the [**] was communicated to [**] for purposes of Section [**] of the Agreement. [**] shall [**] for such [**] as detailed in EMC’s [**] in accordance with Section [**] of the Agreement. At such time, [**] shall also [**] for the [**] of [**] and [**] such Products (and applicable only to such products [**] in Cork — Supplier shall also [**]), at agreed upon [**], from the SUPPLIER’s [**] the [**]. Once a [**] has been [**], no [**] may be [**] into any [**], and the [**] may only be [**] by EMC in accordance with the terms set forth in Section [**] or Section [**] of the Agreement.

(g)	At all times the [**] will be kept [**] by [**] from all [**] and [**] of any kind.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(h)	EMC will allow access to a SUPPLIER representative to perform a count of [**] held in each [**] once per [**] at a time scheduled no less than [**] hours in advance to [**] weekly activity and numbers of [**] on hand. SUPPLIER may, at its option, conduct an on-site audit to [**] the count of [**] and physically inspect the [**].

(i)	During the term of this Agreement and for as long as any [**] are [**] facilities, EMC shall maintain policies of insurance for the Products to cover [**] and shall provide site access and inspection rights to SUPPLIER. SUPPLIER shall provide EMC no less than [**] hour notification prior to a requested audit and inspection.
3. Exhibits N, and O are modified. See Attachment 1.
B. Except as expressly amended herein, the terms of the Agreement continues unchanged, shall remain in full force and effect, and shall govern all transactions for Products hereunder.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have caused this Amendment be executed by their duly authorized representatives, as of the Effective Date.

Brocade Communication Systems, Inc.		EMC Corporation

By:	/s/ Ric Pepe	By:	/s/ William Monagle 3/31/05

	(Signature)		(Signature)

Name:	Ric Pepe	Name:	William Monagle

	(Please Print or Type)		(Please Print or Type)

Title:	Vice President	Title:	Vice President Corporate

Procurement EMC Corporation

Date:	4/11/05	Date:

Brocade Communication Switzerland, SarL.

By:	/s/ Kevin McKenna

(Signature)

Name:	Kevin McKenna

(Please Print or Type)

Title:	International Controller

Date:	14-April-2005

Attachment 1
To Amendment 5
Purchase Agreement
Exhibit N
Location of [**]
[**] Address:

EMC Corporation One Technology Drive Apex, NC 27502

EMC Corporation 176 Grove Street Franklin, MA 02038

Bax Global
Smithstown Industrial Estate,
[**]

[**]

[**]:	[**] warehouse — pole #,
location:	which is an area designated as
[**] inventory.

Franklin Grove St. facility, first floor, — a caged location in the incoming area, which is an area designated as [**] inventory.

Bax Global

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit O
[**] Example
[**]
[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit P
EMC Unique Material
The complete list of EMC unique material that EMC [**] pursuant to Paragraph [**] of this Amendment is as follows:
[**]
[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit Q
Release Notice Example
[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.